LETTER TO SHAREHOLDERS                              ACM Government Spectrum Fund
================================================================================


August 27, 1998

Dear Shareholder:

We are pleased to report to you on our strategy, performance and outlook of the ACM Government Spectrum Fund. The Fund is designed to provide high current income consistent with preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in securities of foreign governments. Additionally, the Fund may utilize other investment instruments, including options and futures.

MARKET OVERVIEW

Over the six-month period ended June 30, 1998, the U.S. economy continued its healthy expansion coupled with low inflation. Fueled by strong domestic demand, first quarter Gross Domestic Product (GDP), a standard measure of economic growth, expanded at an annualized rate of 5.5%. In the second quarter, annualized growth slowed to 1.6%, as strong domestic demand was offset by weakening industrial production caused by lower exports to economically weakened Asia. The Consumer Price Index (CPI), a measure of inflation, recorded a relatively low 1.7% increase year-over-year for the period ended June 30, 1998, despite the tightest labor market in 28 years. With inflation benign and growth slowing, the Federal Reserve left interest rates unchanged. Helped by strong economic fundamentals and uncertainty overseas, the U.S. dollar continued to strengthen against the major currencies.

During the six-month period under review, U.S. bond prices generally rose in value as investors, concerned about events in the emerging markets and Japan, sought the relative safety of U.S. Treasuries. The U.S. Treasury market posted solid returns with longer term Treasuries outperforming shorter term Treasuries. When overseas markets stabilized at the beginning of the year following the volatility in the fourth quarter of 1997, investor focus shifted to short term expectations of U.S. monetary policy. In May, renewed volatility in Asia, weakness in the yen, and fiscal problems in Russia, caused a rally in the Treasury market and pushed bond prices higher.

Most developed countries outside of the U.S. continued to experience strong domestic demand, but weaker manufacturing activity, due to the continued instability and general economic weakness in Asia. Economic growth remained positive and inflation remained low. Japan was the critical exception as slowing growth and rising unemployment pushed the economy into an official recession. While interest rates generally declined, all developed bond markets, except Japan, outperformed the U.S. in local currency terms. In hedged U.S. dollar terms, all developed countries outperformed the U.S.

In the emerging markets, debt prices fell over the six-month period ended June 30, 1998. Strong gains made in the first quarter were erased in the second quarter when continued economic weakness was reported from Asia. Though not affected as negatively as debt prices in emerging Asia, Latin American debt suffered when investors fled to the safety of developed country debt. In Eastern Europe, Russia's fiscal problems caused its debt to post the lowest returns among all the emerging markets.

INVESTMENT STRATEGY

Over the six-month period ended June 30, 1998, we maintained a modestly barbelled duration structure among our U.S. Treasury holdings, using a combination of long and short maturity securities. In addition, we opportunistically employed securities issued in foreign countries to enhance portfolio yield.

                                                    ACM Government Spectrum Fund
================================================================================


For example, during the period we invested in Australian government bonds. Australia exports heavily to Asia and its economy is expected to slow as Asian growth slows. We also continued to invest in the developing markets.

INVESTMENT PERFORMANCE

The following table shows how your Fund performed over the past six- and 12-month periods ended June 30, 1998. For comparison, we have included the Lehman Brothers Aggregate Bond Index, a standard measure of the performance of a basket of unmanaged debt securities. Over the six-month period under review, your Fund underperformed the benchmark. Although our U.S. Treasury allocation posted strong gains, the portfolio's exposure to emerging market debt, which performed poorly over the period, dampened performance.

INVESTMENT RESULTS*

Periods Ended June 30, 1998

                                                              Total Returns
                                                         6 Months      12 Months
                                                         --------      ---------
ACM Government
  Spectrum Fund                                           2.38%           10.72%
Lehman Brothers
  Aggregate Bond Index                                    3.93%           10.54%

* The Fund's investment results are total returns for the period and are based on the net asset value of the Fund as of June 30, 1998. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The Lehman Brothers (LB) Aggregate Bond Index is composed of the Mortgage Backed and Asset Backed Securities Indices and the Government/Corporate Bond Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities. The index is unmanaged and does not reflect fees and expenses. An investor cannot invest directly in the index.

ECONOMIC OUTLOOK

We anticipate slowing global growth and continued benign inflation as Asia exports cheaper goods to the world and imports less from abroad. With inflation subdued, we expect monetary policy in the U.S. to remain unchanged for most of 1998. The current slowing of growth in the U.S. is expected to continue with 1998 GDP estimated around 3.0%. Strong domestic demand should continue to be offset by weakening industrial production and a continued deterioration in the U.S. trade deficit. U.S. interest rates will remain low as the U.S. Treasury market continues to provide a safe haven for investors during periods of volatility overseas.

Without substantial government spending, the Japanese economy is expected to shrink by 1% this year. Japan's financial and economic difficulties require structural reforms that will take time in a political context that is currently without strong leadership. In Europe, growth is expected to slow to 2.5% in 1998 and inflation should remain subdued. Modest rate increases are possible prior to the January 1999 launch of European Monetary Union.

The emerging markets face challenging problems that require time and economic growth for resolution. We expect emerging market debt price volatility to remain elevated, as renewed turmoil in Asia, fiscal and structural problems in Russia, and a weakened Japan continue to heighten investor concern about all higher yielding asset classes. Growth in Japan, the world's second largest economy, is critical if the emerging countries are to resume their process of global integration. Russia, in particular, will continue to add uncertainty to the emerging markets as it struggles with the devaluation of the ruble and the repayment requirements of existing Russian debt obligations. Although Russia is not critically important to the world's economic prospects, it will

                                                    ACM Government Spectrum Fund
================================================================================


continue to have a significant influence on other emerging debt countries. We are currently evaluating the political and economic events as they unfold in order to assess the prospects for Russian debt to rebound. Presently, we are maintaining the Fund's Russian debt positions, which currently comprise 0.39% of the Fund's portfolio, with little change.

Thank you for your continued interest and investment in the ACM Government Spectrum Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President

PORTFOLIO OF INVESTMENTS
June 30, 1998 (unaudited)                           ACM Government Spectrum Fund
================================================================================


                                                     Principal
                                                      Amount
                                                      (000)        U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--88.3%
U.S. TREASURY BONDS--43.3%
 8.125%, 8/15/19 (a) .....................    US$      26,000     $  33,556,120
 10.75%, 8/15/05 (a) .....................             11,250        14,637,262
 12.75%, 11/15/10 (a) ....................              9,250        13,174,035
 13.75%, 8/15/04 (a) .....................             11,500        16,333,565
14.00%, 11/15/11 (a) .....................             23,300        36,147,853
                                                                  -------------
                                                                    113,848,835
                                                                  -------------
U.S. TREASURY NOTES--36.1%
 6.25%, 10/31/01 (a) .....................             20,490        20,915,782
 6.50%, 5/31/02 (a) ......................             30,500        31,515,040
 6.50%, 8/15/05 (a) ......................              8,075         8,521,628
 6.75%, 4/30/00 (a) ......................             10,000        10,210,900
 6.875%, 5/15/06 (a) .....................             11,500        12,452,315
 7.875%, 11/15/04 (a) ....................             10,000        11,231,200
                                                                  -------------
                                                                     94,846,865
                                                                  -------------

U.S. TREASURY STRIPS--8.9%
 Zero coupon, 5/15/15 ....................             60,630        23,258,881
                                                                  -------------
Total U.S. Government Obligations
 (cost $226,652,265) .....................                          231,954,581
                                                                  -------------
SOVEREIGN DEBT OBLIGATIONS--16.2%
ARGENTINA--0.6%
Province of Tucuman
  9.45%, 8/01/04(b) ......................    US$       1,786         1,657,273
                                                                  -------------
AUSTRALIA--3.0%
Commonwealth of Australia
 7.50%, 9/15/09 ..........................    AU$      11,000         7,879,798
                                                                  -------------
BRAZIL--1.5%
Federal Republic of Brazil
 10.125%, 5/15/27 ........................    US$       4,500         3,881,250
                                                                  -------------
COLOMBIA--2.9%
Republic of Colombia
 8.625%, 4/01/08 .........................              8,000         7,600,000
                                                                  -------------
KOREA--1.4%
Republic of Korea
 8.875%, 4/15/08 .........................    US$       4,000         3,670,000
                                                                  -------------
MEXICO--1.0%
Mexican Treasury Bill
 17.13%, 5/06/99(c) ......................    MXP      27,500         2,518,343
                                                                  -------------
NORWAY--2.8%
Kingdom of Norway
 9.00%, 1/31/99 ..........................    NOK      55,000         7,320,895
                                                                  -------------
RUSSIA--1.4%
Russian Principal Loans FRN
 6.625%, 12/15/20(d) .....................    US$       8,000         3,727,200
                                                                  -------------
SOUTH AFRICA--1.6%
Development Bank of
 South Africa
 Zero coupon, 12/31/27 ...................    ZAR     250,000           906,408
European Bank for
 Reconstruction and
 Development
 Zero coupon, 12/31/29 ...................            375,000         1,214,165
International Bank for
 Reconstruction and
 Development
 Zero coupon, 12/31/25 ...................            300,000         1,138,280
 Zero coupon, 2/17/26 ....................             75,000           365,515
 Zero coupon, 7/14/27 ....................            150,000           682,968
                                                                  -------------
                                                                      4,307,336
                                                                  -------------
Total Sovereign Debt Obligations
 (cost $49,455,813) ......................                           42,562,095
                                                                  -------------

TIME DEPOSIT--2.2%
State Street Bank & Trust Co. ............
 5.25%, 7/01/98
 (cost $5,758,000) .......................    US$       5,758         5,758,000
                                                                  -------------
TOTAL INVESTMENTS--106.7%
 (cost $281,866,078) .....................                          280,274,676
Other assets less liabilities--(6.7%) ....                          (17,535,248)
                                                                  -------------
NET ASSETS--100% .........................                        $ 262,739,428
                                                                  =============

                                                    ACM Government Spectrum Fund
================================================================================


--------------------------------------------------------------------------------
(a) Securities, or portion thereof, have been segregated to collateralize open forward exchange currency contracts. Total value of segregated securities amounted to $208,695,700 at June 30, 1998.
(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, this security amounted to $1,657,273 or 0.6% of net assets.
(c)   Interest rate represents annualized yield to maturity at purchase date.
(d) Coupon consists of 3.3125% cash payment and 3.3125% paid-in-kind of Russian IAN's.

Glossary
FRN--Floating Rate Note

      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998 (unaudited)                           ACM Government Spectrum Fund
================================================================================


ASSETS
 Investments in securities, at value (cost $281,866,078) .....    $ 280,274,676
 Cash ........................................................              446
 Interest receivable .........................................        4,115,327
 Net unrealized appreciation of forward exchange
   currency contracts ........................................          573,153
 Net unrealized appreciation of swap contracts ...............          403,754
 Prepaid expenses ............................................           31,338
                                                                  -------------
 Total assets ................................................      285,398,694
                                                                  -------------

LIABILITIES
 Payable for investment securities purchased .................       22,251,303
 Advisory fee payable ........................................          127,655
 Administrative fee payable ..................................           35,265
 Accrued expenses ............................................          245,043
                                                                  -------------
 Total liabilities ...........................................       22,659,266
                                                                  -------------

NET ASSETS ...................................................    $ 262,739,428
                                                                  =============

COMPOSITION OF NET ASSETS
 Capital stock, at par .......................................    $     370,280
 Additional paid-in capital ..................................      329,390,331
 Distributions in excess of net investment income ............       (2,738,947)
 Accumulated net realized loss on investments,
   swap contracts and foreign currency transactions ..........      (63,661,578)
 Net unrealized depreciation of investments and foreign
   currency denominated assets and liabilities ...............         (620,658)
                                                                  -------------
                                                                  $ 262,739,428
                                                                  =============

NET ASSET VALUE PER SHARE (based on 37,028,027
  shares outstanding) ........................................    $        7.10
                                                                  =============

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 1998 (unaudited)          ACM Government Spectrum Fund
================================================================================


INVESTMENT INCOME
 Interest ............................................             $ 10,753,581
EXPENSES
 Advisory fee ........................................   $929,323
 Administrative fee ..................................    244,218
 Custodian ...........................................     63,169
 Transfer agency .....................................     39,059
 Audit and legal .....................................     34,309
 Reports and notices to shareholders .................     20,814
 Directors' fees .....................................     15,242
 Registration fee ....................................     13,157
 Taxes ...............................................      7,377
 Miscellaneous .......................................     31,311
                                                         --------
 Total expenses ......................................                1,397,979
                                                                   ------------
 Net investment income ...............................                9,355,602
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
 Net realized gain on investment transactions ........                1,645,738
 Net realized loss on foreign currency transactions ..                 (742,318)
 Net change in unrealized appreciation of:
  Investments ........................................               (2,928,788)
  Foreign currency denominated asset
    and liabilities ..................................               (2,180,488)
                                                                   ------------
 Net realized and unrealized loss on investments
  and foreign currency transactions ..................               (4,205,856)
                                                                   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...........             $  5,149,746
                                                                   ============

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                    Six Months Ended
                                                     June 30, 1998      Year Ended
                                                      (unaudited)     December 31, 1997
                                                    ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
 Net investment income ............................   $   9,355,602    $  18,983,610
 Net realized gain on investments and
   foreign currency transactions ..................         903,420        1,284,519
 Net change in unrealized appreciation
   (depreciation) of investments and foreign
   currency denominated assets and liabilities ....      (5,109,276)       4,842,498
                                                      -------------    -------------
 Net increase in net assets from operations .......       5,149,746       25,110,627
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income .............      (7,536,050)     (19,166,509)
 Distributions in excess of net investment income .      (2,738,947)      (3,327,379)
                                                      -------------    -------------
 Total increase (decrease) ........................      (5,125,251)       2,616,739
NET ASSETS
 Beginning of year ................................     267,864,679      265,247,940
                                                      -------------    -------------
 End of period ....................................   $ 262,739,428    $ 267,864,679
                                                      =============    =============

--------------------------------------------------------------------------------
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (unaudited)                           ACM Government Spectrum Fund
================================================================================


NOTE A: Significant Accounting Policies

ACM Government Spectrum Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign securities, holdings of foreign currencies, options on foreign currencies, closed forward exchange currency contracts, exchange gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net foreign currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized depreciation of investments and foreign currency denominated assets and liabilities.

                                                    ACM Government Spectrum Fund
================================================================================


5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

--------------------------------------------------------------------------------

NOTE B: Advisory, Administrative Fees and Other Transactions with Affiliates.

Under the terms of an Investment Advisory Agreement, the Fund pays its Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30% of the Fund's average weekly net assets up to $250 million, 1/12th of .25% of the Fund's average weekly net assets in excess of $250 million, and 5.25% of the daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs relating to servicing phone inquires on behalf of the Fund. During the six months ended June 30, 1998, the Fund reimbursed AFS $1,995.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Mitchell Hutchins Asset Management Inc., a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average weekly net assets up to $100 million,
 .18 of 1% of the Fund's next $200 million of average weekly net assets, and .16 of 1% of the Fund's average weekly net assets in excess of $300 million. The Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $90,740,922 and $93,290,434, respectively, for the six months ended June 30, 1998. There were purchases of $176,994,045 and sales of $200,612,423 of U.S. government and government agency obligations for the six months ended June 30, 1998.

At June 30, 1998, the cost of investments for federal income tax purposes was $282,883,118. Accordingly, gross unrealized appreciation of investments was $5,291,444 and gross unrealized depreciation was $7,899,886, resulting in net unrealized depreciation of $2,608,442 (excluding foreign currency transactions).

At December 31, 1997, the Fund had a capital loss carryforward of $61,971,310 of which $27,163,499 expires in the year 2002, $32,047,923 expires in the year 2003, $2,680,733 expires in the year 2004 and $79,155 expires in the year 2005.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are reflected for financial reporting

NOTES TO FINANCIAL STATEMENTS (continued)           ACM Government Spectrum Fund
================================================================================


purposes as a component of net unrealized depreciation of investments and foreign currency denominated assets and liabilities.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The value on origination date, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract. At June 30, 1998, the Fund had outstanding forward exchange currency contracts as follows:

                                                                     U.S. $
                                                        Contract    Value on       U.S. $       Unrealized
Forward Exchange                                         Amount   Origination     Current      Appreciation
Currency Buy Contracts                                   (000)       Date          Value      (Depreciation)
                                                       --------   -----------   -----------   --------------
Australian Dollars, settling 7/23/98 ............        16,903   $10,843,162   $10,496,358    $(346,804)

Forward Exchange
Currency Sale Contracts

Australian Dollars, settling 7/14/98 - 7/23/98 ..        29,566    19,278,885    18,358,928      919,957
                                                                                               ---------
                                                                                               $ 573,153
                                                                                               =========
------------------------------------------------------------------------------------------------------------

2. Option Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over- the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gain from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the option written. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 1998, the Fund did not have any written option transactions.

3. Interest Rate Swap Agreements

The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on

                                                    ACM Government Spectrum Fund
================================================================================


the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid during the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as net change in unrealized appreciation (depreciation) of investments.

At June 30, 1998, the Fund had outstanding interest rate swap contracts with the following terms:


------------------------------------------------------------------------------------------------------
                                                                 Rate Type
                                                       --------------------------------   Unrealized
   Swap                Notional Amount    Termination  Payments made  Payments received  Appreciation
Counterparty                (000)            Date       by the Fund      by the Fund    (Depreciation)
------------           ---------------    -----------  -------------  -----------------  ------------
Morgan Guaranty
  Trust Co.            ITL 23,000,000      4/30/01        LIBOR*            9.18%       $ 1,533,463
Morgan Guaranty
  Trust Co.            ITL 23,000,000      4/30/01        7.98%             LIBOR*       (1,129,709)
                                                                                        -----------
                                                                                        $   403,754
                                                                                        ===========


* LIBOR--London Interbank Offered Rate.

--------------------------------------------------------------------------------

NOTE D: Capital Stock

There are 300,000,000 shares of $0.01 par value common stock authorized, of which 37,028,027 shares were outstanding at June 30, 1998. During the six months ended June 30, 1998 and the year ended December 31, 1997, the Fund did not issue any shares in connection with the dividend reinvestment plan.

--------------------------------------------------------------------------------

NOTE E: Year 2000

Many computer software systems in use today cannot properly process data-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. The Adviser, as well as Alliance Fund Services, have advised the Fund that they are reviewing all of their computer systems with the goal of modifying or replacing such system prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, the Adviser has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this report, the Fund and the Adviser have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Fund may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.

FINANCIAL HIGHLIGHTS                                ACM Government Spectrum Fund
================================================================================


Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                         Six Months
                                             Ended                                 Year Ended December 31,
                                         June 30, 1998   ------------------------------------------------------------------------
                                          (unaudited)        1997          1996          1995             1994           1993
                                          -----------        ----          ----          ----             ----           ----
Net asset value, beginning of year ...... $      7.23    $      7.16   $      7.47   $       6.89     $       9.49   $       8.89
                                          -----------    -----------   -----------   ------------     ------------   ------------
Income From Investment Operations

Net investment income ...................         .25            .51           .57            .70(a)           .74(a)         .95(a)
Net realized and unrealized gain
 (loss) on investments, options written
 and foreign currency transactions ......        (.11)           .17          (.19)           .66            (2.46)          1.19
                                          -----------    -----------   -----------   ------------     ------------   ------------
Net increase (decrease) in net asset
  value from operations .................         .14            .68           .38           1.36            (1.72)          2.14
                                          -----------    -----------   -----------   ------------     ------------   ------------
Less: Dividends and Distributions

Dividends from net investment income ....        (.20)          (.52)         (.57)          (.70)            (.70)          (.96)
Distributions in excess of net investment
  income ................................        (.07)          (.09)         (.12)          (.01)             -0-            -0-
Distributions from net realized gains ...         -0-            -0-           -0-            -0-              -0-           (.35)
Tax return of capital distribution ......         -0-            -0-           -0-           (.07)            (.18)           -0-
                                          -----------    -----------   -----------   ------------     ------------   ------------
Total dividends and distributions .......        (.27)          (.61)         (.69)          (.78)            (.88)         (1.31)
                                          -----------    -----------   -----------   ------------     ------------   ------------
Capital Share Transactions

Dilutive effect of rights offering ......         -0-            -0-           -0-            -0-              -0-           (.22)
Offering costs charged to additional
  paid-in capital .......................         -0-            -0-           -0-            -0-              -0-           (.01)
                                          -----------    -----------   -----------   ------------     ------------   ------------
Total capital share transactions ........         -0-            -0-           -0-            -0-              -0-           (.23)
                                          -----------    -----------   -----------   ------------     ------------   ------------
Net asset value, end of period .......... $      7.10    $      7.23   $      7.16   $       7.47     $       6.89   $       9.49
                                          ===========    ===========   ===========   ============     ============   ============
Market value, end of period ............. $     6.438    $     6.625   $     6.375   $      6.625     $      7.125   $      10.00
                                          ===========    ===========   ===========   ============     ============   ============
Total Investment Return

Total investment return based on:(b)
 Market value ...........................        1.31%         13.79%         6.55%          4.32%          (20.44)%        26.88%
 Net asset value ........................        2.38%         10.57%         6.13%         21.64%          (18.93)%        21.90%

Ratios/Supplemental Data

Net assets, end of period (000's omitted) $   262,739    $   267,865   $   265,248   $    276,638     $    254,616   $    345,547
Ratio of expenses to average net assets .        1.06%(c)       1.15%         1.17%          1.31%            1.21%          1.21%
Ratio of net investment income to
  average net assets ....................        7.07%(c)       7.30%         8.10%         10.07%            9.58%          9.77%
Portfolio turnover rate .................          97%           350%          453%           377%             294%           445%

--------------------------------------------------------------------------------
(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.
(c)   Annualized.

ADDITIONAL INFORMATION                              ACM Government Spectrum Fund
================================================================================


Supplemental Proxy Information

The Annual Meeting of the Shareholders of the ACM Government Spectrum Fund was held on Thursday, May 28, 1998. The description of each proposal and number of shares voted at the meeting are as follows:

                                                   Shares      Shares Voted
                                                  Voted For  Without Authority
--------------------------------------------------------------------------------

1. To elect directors:  Class One Directors
                        (term expires in 2001)
                        John H. Dobkin           31,781,839       802,030
                        Clifford L. Michel       31,793,351       790,518
                        Donald J. Robinson       31,792,234       791,634

                        Class Two Director
                        (term expires in 1999)
                        Willliam H. Foulk, Jr.   31,803,278       780,591


                                       Shares   Shares Voted  Shares Voted
                                      Voted For    Against       Abstain
--------------------------------------------------------------------------------

2. To ratify the selection of
   Ernst & Young LLP as the Fund's
   independent auditors for the
   fiscal year ending
   December 31, 1998:               32,017,850     208,907       357,112

                                                    ACM Government Spectrum Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Dr. James M. Hester (1)
Clifford L. Michel (1)
Donald J. Robinson (1)
Robert C. White (1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Christian G. Wilson, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Spectrum Fund for their information. This financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

(1) Member of the Audit committee.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ACM Government Spectrum Fund

Summary of General Information

The Fund

ACM Government Spectrum Fund is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks to provide high current income consistent with preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in securities of foreign governments. Additionally, the Fund may utilize other investment techniques, including options and futures. The investment adviser of the Fund is Alliance Capital Management L.P.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers under the designation "ACMSP". The Fund's NYSE trading symbol is "SI". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.

ACM Government Spectrum Fund
1345 Avenue of the Americas
New York, New York 10105

  AllianceCapital [LOGO](R)

(R)These registered service marks used under license from the owner, Alliance Capital Management L.P.

SPCSAR


--------------------------------------------------------------------------------


                                      ACM
                         -------------------------------
                                   GOVERNMENT
                         -------------------------------
                                    SPECTRUM
                         -------------------------------
                                      FUND
                         -------------------------------

                                                                   Semi-Annual
                                                                   Report
                                                                   June 30, 1998

                                                                   Alliance(R)


--------------------------------------------------------------------------------